Note 11 - Income Taxes - Deferred Tax Assets (Details) - USD ($)	Sep. 30, 2016	Sep. 30, 2015
Deferred tax assets (liabilities):
Net operating loss carryforwards	$ 6,951,000	$ 11,210,000
Federal AMT credit carryforward	272,000	211,000
Contingent consideration	168,000	205,000
Fixed assets	256,000	169,000
Stock based compensation	640,000	541,000
Other temporary differences	1,171,000	371,000
Intangibles	(500,000)	(1,045,000)
Total deferred tax assets	$ 8,958,000	$ 11,662,000